EXHIBIT 31.1

                      CERTIFICATION PURSUANT TO SECTION 302
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Thomas F. Duszynski, certify that:

     1.   I have reviewed this Form 10-KSB/A of Absolute Waste Services, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:     August 5, 2005


                                           By:  /s/  Thomas F. Duszynski
                                              --------------------------------
                                                     Thomas F. Duszynski,
                                                     Chief Executive Officer
                                                     and Chief Financial Officer